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                                                                    EXHIBIT 99.1



                       CHIQUITA BRANDS INTERNATIONAL, INC.
                                   ("Company")

                  $3.75 Convertible Preferred Stock, Series B

                                 TERMS AGREEMENT

                                                                   July 22, 1996

CHIQUITA BRANDS INTERNATIONAL, INC.
250 East Fifth Street
Cincinnati, Ohio  45202

Attention:  Gerald R. Kondritzer
            Vice President and Treasurer

Dear Sirs:

         On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions relating to the securities of Chiquita Brands International, Inc. dated January, 1996 ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

                                Equity Securities

Title: $3.75 Convertible Preferred Stock, Series B, par value $1.00 per share (the "Series B Preferred Shares")

Number of Shares to be Issued:  2,000,000 shares

Voting Rights: As described in the Prospectus Supplement, dated July 22, 1996, pertaining to the Series B Preferred Shares (the "Prospectus Supplement")

Preferred Stock Dividends: Cash dividends to accrue at an annual rate of $3.75 per share, cumulative and payable quarterly in arrears on March 7, June 7, September 7 and December 7, commencing September 7, 1996, except that if any such date is not a business day, then such dividend will be payable on the next succeeding business day

Optional Redemption:  Not applicable

Mandatory Redemption/Sinking Fund:  Not applicable

Liquidation Preference: $50.00 per share plus dividends in arrears, if any

Name of Exchange or Market:  New York Stock Exchange
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                                                                               2

Period Designated Pursuant to Paragraph 5(m)(i) of the
Underwriting Agreement:  90 days

Period Designated Pursuant to Paragraph 8(j) of the
Underwriting Agreement:  90 days

Conversion Provisions:  As described in the Prospectus
Supplement

Other Terms

Price to Public:  $50.00 per share

Underwriting Discounts and Commission: $1.625 per share; $3,250,000 total

Proceeds to Company:  $48.375 per share; $96,750,000 total

Over-Allotment Option:  300,000 shares

Delivery Date:  July 26, 1996

Method of Payment: Wire transfer of immediately available funds

Name of Transfer Agent and Registrar:  Securities Transfer Company

Names and Addresses of Representatives:

               Lehman Brothers Inc.
               3 World Financial Center
               New York, New York 10285

               Bear, Stearns & Co. Inc.
               245 Park Avenue
               New York, New York 10167

               Prudential Securities Incorporated
               One New York Plaza
               New York, New York 10292

               SBC Warburg Inc.
               787 Seventh Avenue
               New York, New York 10019

         The respective shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

         The provisions of the Underwriting Agreement are incorporated herein by reference except that (i) Schedules I and II thereto are hereby deleted in their entirety and replaced by Schedules B and C, respectively, hereto and (ii)
certain issuances of common stock by the Company consented to by Lehman
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                                                                               3


Brothers Inc. shall be excluded from the restrictions contained in Paragraph 5(m)(i) of the Underwriting Agreement.

         In addition to the conditions set forth in Paragraph 8 to the Underwriting Agreement, the respective obligations of the Underwriters are subject to their receipt of (i) the opinion of McCarter & English, New Jersey counsel to the Company, addressed to the Underwriters and dated the Delivery Date and (ii) letters from each executive officer and director of the Company addressed to the Underwriters in form and substance satisfactory to counsel to the Underwriters. If Option Securities are purchased, at any date after the Delivery Date as specified herein, the respective obligations of the Underwriters are subject to their receipt of an additional opinion from such counsel, addressed to the Underwriters and dated such later date, confirming that the statements expressed as of the Delivery Date in such opinion remain valid as of such later date, in form and substance to be mutually agreed upon by such New Jersey counsel and the Representatives.

         The Securities will be made available for checking and packaging at the office of Lehman Brothers Inc. at least 24 hours prior to the Delivery Date.
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                                                                               4

         Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.

                                   Very truly yours,

                                   LEHMAN BROTHERS INC.
                                   BEAR, STEARNS & CO. INC.
                                   PRUDENTIAL SECURITIES INCORPORATED
                                   SBC WARBURG INC.

                                   As Underwriters

                                   By:  LEHMAN BROTHERS INC.

                                        By:  /s/ Michael Konigsberg
                                             -------------------------------
                                             Authorized Representative
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To:   LEHMAN BROTHERS INC.                                  Date:  July 22, 1996
      BEAR, STEARNS & CO. INC.
      PRUDENTIAL SECURITIES INCORPORATED
      SBC WARBURG INC.

      As Underwriters
      c/o Lehman Brothers Inc.
      3 World Financial Center
      New York, New York  10285

              We accept the offer contained in your letter, dated July 22, 1996, relating to 2,000,000 shares of our Convertible Preferred Stock, Series B, par value $1.00 per share (the "Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement Basic Provisions filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 333-00789) (together with the Terms Agreement, the "Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and, to the knowledge of the undersigned, no proceedings for that purpose have been instituted or are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                                       Very truly yours,

                                       CHIQUITA BRANDS INTERNATIONAL, INC.

                                       By: /s/ Gerald R. Kondritzer
                                           -------------------------------------
                                            Name: Gerald R. Kondritzer
                                            Title: Vice President and Treasurer
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                                   SCHEDULE A

                                                                      Number of
      Underwriter                                                       Shares
      -----------                                                       ------
      Lehman Brothers Inc...........................................     500,000
      Bear, Stearns & Co. Inc.......................................     500,000
      Prudential Securities Incorporated............................     500,000
      SBC Warburg Inc...............................................     500,000
                                                                       ---------
                  Total.............................................   2,000,000
                                                                       =========

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                                   SCHEDULE B

                            SIGNIFICANT SUBSIDIARIES


       SUBSIDIARY                                  JURISDICTION OF INCORPORATION

Caribbean Enterprises, Inc.                                    Delaware

Great White Fleet Ltd.                                         Bermuda

DSF Ltd.                                                       Bermuda

Chiquita Brands, Inc.                                          Delaware

Chiquita Europe B.V.                                           Netherlands

Chiquita Banana Company B.V.                                   Netherlands

Chiriqui Land Company                                          Delaware

Chiquita International Trading Company                         Delaware

M.M. Holding Ltd.                                              Bermuda

Chiquita International Limited                                 Bermuda

Friday Canning Corporation                                     Wisconsin

Maritrop Trading Corporation                                   Delaware

Tela Railroad Company                                          Delaware
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                                   SCHEDULE C

                             DESIGNATED SUBSIDIARIES

Caribbean Enterprises, Inc.

Great White Fleet Ltd.

Chiquita Brands, Inc.

Chiriqui Land Company

Chiquita International Trading Company

Chiquita International Limited

Friday Canning Corporation

Maritrop Trading Corporation

Tela Railroad Company